Second Quarter 2014 Corporate Update and Financial Results

August 5, 2014

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor

Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Financial Performance	Cary J. Claiborne
Closing Remarks	Peter Greenleaf

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission on March 12, 2014.

Q2 2014 Corporate Update



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

Over the Past Three Months the Organization Has Worked Methodically to Develop a New Direction for Sucampo


What Are Our Vision, Mission & Values?
Where Do Our Competitive Advantages & Challenges Lie?
What Is The 5 And 10 Year Strategy?
Current State Assessment
Future State Vision
Gap To Goal
Strategic Imperatives
Organizational Investments
What Are Our Growth Acceleration And Risk Mitigation Options?
What Are Our Capitalization Options & Needs?
What Should We Execute On Immediately?

Our Evolution

Today

- Global company with a propriety prostone technology
- Commercial work in AMITIZA and RESCULA
- Pipeline based on prostone technology
- A core capability of clinical development and regulatory success

Future Vision

- **A global, integrated biopharmaceutical company**
- Leadership in GI, ophthalmology, and new therapeutic areas
- A rich and diversified pipeline
- Expanded commercial offerings
- Expanded capabilities

SUCAMPO The Science of Innovation

Four Strategic Imperatives To Realize Our Vision

1. Focus our efforts and strengthen our overall capabilities
2. Secure and grow revenue from our flagship product, AMITIZA
3. Optimize our investment in prostone technology
4. Expand our pipeline and diversify our science

Focus Our Efforts and Strengthen Our Capabilities

Use our strong foundation to build from

- Financial performance
- Technology
- People

Strengthen the team and our development capability

Focus our resources on areas that produce the best return on investment – both short and long term

- Exit certain activities and programs
- Strengthen and build others

SUCAMPO
The Science of Innovation

Secure and Grow Revenue From AMITIZA

Revenue from AMITIZA provides a stable and growing revenue base

- Resolution on our patent litigation on AMITIZA is critical
- Ensuring consistent and sustainable growth
- Expand our commercial partnerships globally

Exit direct selling and marketing of RESCULA

- Continue to make available for patients who need it
- Search for partners

Evolve our commercial partnership model

Strengthen manufacturing relationship to provide greater operational flexibility

Optimize Our Investment in Prostone Technology

Accelerate and Prioritize:

Accelerate AMITIZA life cycle management

- Alternate formulation development
- Pediatric program

Create the best path for our ion channel activator programs

Review interim data for unoprostone isopropyl for RP 1H 2015

- May offer proof of principle for dry AMD development

Initiate Phase 2 POC for cobiprostone in oral mucositis by year-end

- Accelerate exploratory work in other GI therapeutic areas

Diversify Our Science

Commenced external assessment of new therapeutic areas and targets

- Build from our core in GI and ophthalmology
- Aggressively explore new pathways and TA's
- Consider both early (post POC) and mid-to-late stage assets

Four Strategic Imperatives To Realize Our Vision

1. Focus our efforts and strengthen our overall capabilities
2. Secure and grow revenue from our flagship product, AMITIZA
3. Optimize our investment in prostone technology
4. Expand our pipeline and diversify our science

Upcoming Milestones

2014
Second Half

- Progress global partnership agreements
- Update on AMITIZA new formulation and pediatric functional constipation development
- File AMITIZA (CIC and OIC) for approval in Canada
- Initiate Mutual Recognition Procedure to secure approval for AMITIZA (CIC) in 29 additional European markets
- Decision on ion channel activator program for LSS
- Initiation of P2 POC for cobiprostone in oral mucositis

2015
First Half

- Approvals for AMITIZA in additional European markets
- Go/No Go for unoprostone in retinitis pigmentosa

Growing Sucampo's Value

Secure The Foundation

- Globally aligned organization
- Clear and streamlined R&D strategy (prostone)
- Re-alignment of commercial emphasis & global alliances in place
- Business development
- Resolve AMITIZA IP challenge
- Increased control over margins and manufacturing
- Optimized capital structure

Build The Growth Platform

- New program launches
- Execute on significant organic R&D
- Growing suite of non-prostone technologies in development
- Additional capabilities built / acquired

Transform The Business

- Prostone and non-prostone launches
- Greater integration and build out of global R&D and commercialization structure

Q2 2014 Performance Update



Cary J. Claiborne
Chief Financial Officer

SUCAMPO
The Science of Innovation

Strong Financial Performance ($M, except EPS)


$1.6
$2.4
Q2-14
YTD-14
Net Income


$0.04
$0.05
Q2-14
YTD-14
EPS

SUCAMPO
The Science of Innovation

AMITIZA U.S. Net Sales* ($M)



+16%
+16%
$66.7
$77.0
$131.5
$152.0
Q2-13
Q2-14
YTD-2013
YTD-2014

*As reported by Takeda for royalty calculation purposes

SUCAMPO
The Science of Innovation

Q2 Revenue Highlights ($M)


+16%
$12.0
$13.9
Q2-13 Q2-14
Product Royalty Revenues
+122%
$3.4
$7.5
$7.2M = Japan AMITIZA sales (+120%)
Q2-13 Q2-14
Product Sales Revenues

SUCAMPO
The Science of Innovation

Q2 Revenue Highlights ($M) (*cont.*)



(85%)
$11.5
$1.7
Q2-13 Q2-14
R&D Revenues
(11%)
$27.0
$24.1
Q2-13 Q2-14
Total Revenues*

SUCAMPO
The Science of Innovation

*Co-promotion, contract and collaboration revenue also are components of revenue.

Condensed Consolidated Statements of Operations (Unaudited)

($M, except EPS)*	Q2 2013	Q2 2014	$ Change	% Change
Revenue	$27.0	$24.1	($2.9)	(10.9%)
Expenses:				
Costs of goods sold	$1.9	$3.8	$1.9	99.0%
R&D expense	$4.4	$4.3	($0.2)	(3.9%)
G&A expense	$6.0	$8.2	$2.2	37.3%
Selling & Marketing expense	$4.6	$4.0	($0.5)	(11.9%)
Income from operations	$10.2	$3.8	($6.4)	(62.5%)
Non-operating income/(expense), net	$0.4	($0.4)	($0.8)	U
Tax provision	($4.3)	($1.8)	$2.5	(58.9%)
GAAP net income	$6.2	$1.6	($4.6)	(74.2%)

COGS: Increased volume of AMITIZA sales in Japan

R&D expense: Lower costs in our lumbar spinal stenosis trials, partially offset by increased spending associated with our pediatric functional constipation trial for lubiprostone and our phase 1b trial for oral mucositis

G&A expense: Increased legal fees from prosecuting our patent infringement lawsuit as well as costs associated with our strategic initiatives

S&M expense: Lower-cost contract sales force in 2014 which replaced our in-house sales force in 2013 as well as lower samples expense for RESCULA, partially offset by increases from co-promotion activities for AMITIZA in the U.S. of our newly deployed contract sales force and support for our commercial activities in the U.K. and Switzerland

*For chart, all numbers rounded

SUCAMPO The Science of Innovation

2014 Financial Guidance

Financial Guidance	
Full Year 2014	
GAAP Net Income	$4M - $6M
GAAP EPS	$0.08 - $0.13

SUCAMPO
The Science of Innovation

Conclusion



Peter Greenleaf
Chief Executive Officer

Q&A

SUCAMPO
The Science of Innovation